EXHIBIT 10.24

NON-STATUTORY STOCK OPTION AGREEMENT

AGREEMENT (this “Agreement”) entered into as of the 10th day of March, 2003, by and between WH Holdings (Cayman Islands) Ltd., a Cayman Islands company (the “Company”), and the undersigned employee (the “Employee”) of the Company or its Subsidiaries.

WHEREAS, pursuant to the WH Holdings (Cayman Islands) Ltd. Stock Option Plan (the “Plan”), the Committee designated under the Plan desires to grant to the Employee an option to acquire Common Shares, par value $0.001 per share, of the Company; and

WHEREAS, the Employee desires to accept such option subject to the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the Company and the Employee, intending to be legally bound, hereby agree as follows:

1. Grant of Option. On the terms and conditions hereinafter set forth, the Company hereby grants to the Employee an option to purchase all (or any part) of (i) 1,207,583 Shares at an exercise price of $0.44 per share and (ii) 603,792 Shares at an exercise price of $1.76 per share (the aforementioned clauses (i) and (ii) collectively, the “Option”). This Option is granted as of the date hereof (the “Grant Date”). The Option is a Non-Statutory Stock Option. This Option is granted pursuant to the Plan, and is governed by the terms and conditions of the Plan. All defined terms used herein, unless specifically defined in this Agreement, have the meanings assigned to them in the Plan. Employee has previously been provided with a copy of that certain Private Placement Memorandum dated July 15, 2002 regarding the offering of the Company’s 12% Series A Cumulative Convertible Preferred Shares, as supplemented by Supplements Nos. 1, 2 and 3 thereto (collectively, the “PPM”). To the Company’s knowledge, the disclosure of the Company’s share ownership set forth in the PPM beneath the caption “Share Ownership” therein accurately sets forth, in all material respects, the share ownership of the Company as of the dates indicated therein.

2. Time of Exercise of Option.

(a) The Option will become vested and exercisable (pro rata according to the number of Shares exercisable at the relevant exercise prices specified above) fifteen percent (15%) as of the date hereof, and thereafter, in quarterly 5% increments (pro rata according to the number of Shares exercisable at the relevant exercise prices specified above) commencing on June 30, 2003 and on each subsequent last day of each following calendar quarter until the Option becomes fully vested and exercisable as of June 30, 2007.

(b) Notwithstanding the preceding or any other provision in this Agreement or the Plan to the contrary, in the event that the Sponsors sell, for cash, 100% of their investments in the debt and equity securities of the Company and each of its Subsidiaries (whether by sale to an independent third party (i.e., excluding either Sponsor, the Company or any of their respective affiliates) or in connection with a liquidating distribution in connection with a sale of all or substantially all of the assets of the Company) in connection with either: (i) a Change in Control or (ii) an Initial Public Offering, the previously unexercisable portion of the Option will immediately become 100% vested and exercisable immediately prior to the closing of any such transaction. In such event, Employee shall have the right, by giving notice five days before such closing, to exercise the Option, in whole or in part, effective as of and conditioned upon such closing. For purposes of the Plan and this Agreement, “Sponsors” means Whitney & Co., LLC, Golden Gate Private Equity, Inc. and the respective investment funds managed by each of them.

3. Term of Options and Repurchase Rights.

(a) The Option will expire 10 years from the date hereof, but will be subject to earlier termination as provided below.

(b) Upon Employee’s termination of employment with the Company or any of its Subsidiaries for whatever reason:

(i) the unexercisable portion of the Option hereby granted will terminate on the date of such termination.

(ii) the exercisable portion of the Option hereby granted will be treated as follows:

(A) Subject to the repurchase rights described in (c) below and the Shareholders’ Agreement, if the Employee is terminated for any reason except for Cause, the exercisable portion of the Option hereby granted will be exercisable for 30 days following the termination, unless the Employee terminates employment on account of a “disability” as defined in Code Section 22(e) or if the Employee dies, in which case, such Employee or such Employee’s personal representative, respectively, may exercise the exercisable portion of the Option hereby granted for 90 days following the termination of employment on account of such disability or the Employee’s death.

(B) If the Employee is terminated for Cause, the exercisable portion of the Option hereby granted will terminate on the date of such termination.

(c) The Company has the right to repurchase the Shares acquired upon the exercise of Options for a period of 90 days after the Employee terminates employment or 90 days after the Shares for which the Option is exercised are acquired, whichever is later (the “Repurchase Period”). Notwithstanding anything to the contrary in the Shareholders’ Agreement, the purchase price per Share payable under Section 6(a) or (b) of the Shareholder’s Agreement where such Termination (as defined in the Shareholders’ Agreement):

(i) was due to resignation or for Cause shall be the amount equal to the lesser of: (A) the Fair Market Value at the time of such termination; or (B) the relevant exercise price for such Shares;

(ii) was without Cause or because of death, disability or Retirement (as defined below) shall be the amount equal to the greater of: (A) the Fair Market Value at the time of such termination; or (B) the relevant exercise price for such Shares.

(d) For purposes of this Agreement, (i) “Cause” shall have the meaning ascribed to such term in any written employment agreement between Employee and the Company or one or more of its Subsidiaries, as the same may be amended or modified from time to time and (ii) “Retirement” shall meanEmployee’s resignation from the service of the Company or its Subsidiaries, so long as Employee does not engage in any employment or consulting activities with any third party which require in excess of 10 hours per week during the Repurchase Period.

(e) The Company’s repurchase option set forth in Section 4(c) above shall terminate upon the consummation of an Initial Public Offering.

4. Manner of Exercise of Option. The Option may be exercised by delivery, via first class mail, fax or electronic mail of a Notice of Option Exercise and related forms to the Company stating the number of Shares with respect to which the Option is being exercised and accompanied by payment of the Total Exercise Cost in cash or by check, bank draft or money order payable to the order of the Company. The Company will cooperate in any reasonable manner (including cooperating with Employee’s broker) to allow Employee to exercise the Option in any expedient manner, so long as such cooperation does not violate applicable law or could not result in any adverse consequences to the Company.

5. Non-Transferability. The right of the Employee to exercise the Option (as and when exercisable) may not be assigned or transferred by the Employee other than (i) by will or the laws of descent and distribution or (ii) with the prior written approval of the Committee (not to be unreasonably withheld), for estate planning purposes. The Option may be exercised and the Shares may be purchased during the lifetime of the Employee only by the Employee (or the Employee’s legal representative in the event that the Employee’s employment is terminated due to “disability” as defined in Code Section 22(e) or any other permitted transferee of the Option). Any attempted assignment or transfer, except as hereinabove provided, including without limitation any purported assignment, whether voluntary or by operation of law, pledge, hypothecation or other disposition contrary to the provisions hereof, or any levy of execution, attachment, trustee process or similar process, whether legal or equitable, upon the Option, will in each instance be null and void.

6. Representation Letter and Investment Legend.

(a) In the event that for any reason the issuance of the Shares to be issued upon exercise of an exercisable Option will not be effectively registered under the Securities Act upon any date on which the Option is exercised, the Employee (or the person exercising the Option pursuant to Paragraph 6) will give a written representation to the Company in the form of paragraph 1 of Exhibit A attached hereto, and the Company will place the Securities Act legend described in paragraph 2 of Exhibit A upon any certificate for the Shares issued by reason of such exercise.

(b) The Company will be under no obligation to qualify Shares or to cause a registration statement or a post-effective amendment to any registration statement to be prepared for the purpose of covering the issuance of Shares.

7. Adjustments of Shares and Options.

(a) In the event of any change in the outstanding Shares by reason of an acquisition, spin-off or reclassification, recapitalization or merger, combination or exchange of Shares or other corporate exchange, Change of Control or similar event, the Committee shall adjust appropriately the number or kind of Shares or securities subject to the Option and exercise prices related thereto and make such other revisions to the Option as it deems are equitably required.

(b) With respect to any merger or consolidation of the Company into another corporation, the sale or exchange of all or substantially all of the assets of the Company, a Change of Control or the recapitalization,reclassification, liquidation or dissolution of the Company or any other similar fundamental transaction involving the Company or any of its Subsidiaries (any of the foregoing, a “Qualifying Event”), the Committee shall provide either: (i) that the Option cannot be exercised after such Qualifying Event, provided that nothing in this Section 7(b) shall prohibit Employee from exercising any then exercisable portion of the Option (including any portion thereof which will become exercisable by virtue of such Qualifying Event) prior to, or simultaneously with, the occurrence of such Qualifying Event and that, upon the occurrence of such Qualifying Event, the Option will terminate and be of no further force or effect and no longer be outstanding; (ii) that the Option will remain outstanding after such Qualifying Event, and from and after the consummation of such Qualifying Event, the Option will be exercisable for the kind and amount of securities and/or other property receivable as a result of such Qualifying Event by the holder of a number of Shares for which the Option could have been exercised immediately prior to such Qualifying Event; or (iii) the then exercisable portion of the Option (including any portion thereof which will become exercisable by virtue of such Qualifying Event) will be repurchased by the Company at a specific price (it being agreed that, with respect to each Share for which all or any portion of the Option is then exercisable, such specific price shall be equal to the Fair Market Value of such Share less the applicable Exercise Price) and that, upon the occurrence of such Qualifying Event, the Option will terminate and be of no further force or effect and no longer be outstanding. In the event of any conflict orinconsistency between the terms and conditions of this Section 7(b) and the terms and conditions of Section 8 of the Plan, the terms and condition of this Section 7(b) shall control.

8. No Special Employment Rights. Nothing contained in this Agreement will be construed or deemed by any person under any circumstances to bind the Company or any of its Subsidiaries to continue the employment of the

Employee for the period within which this Option may vest or for any other period.

9. Rights as a Shareholder. The Employee will have no rights as a shareholder with respect to any Shares which may be purchased upon the exercise of this Option unless and until a certificate or certificates representing such Shares are duly issued and delivered to the Employee.

10. Withholding Taxes. The Employee hereby agrees, as a condition to any exercise of the Option, to provide to the Company an amount sufficient to satisfy its obligation to withhold certain federal, state and local taxes arising by reason of such exercise (the “Withholding Amount”), if any, by (a)authorizing the Company to withhold the Withholding Amount from the Employee’s cash compensation, or (b) remitting the Withholding Amount to the Company in cash; provided that, to the extent that the Withholding Amount is not provided by one or a combination of such methods, the Company may at its election withhold from the Shares delivered upon exercise of the Option that number of Shares having a Fair Market Value as of the date immediately prior to the issuance of such Shares equal to the Withholding Amount.

11. Execution of Shareholders’ Agreement. The Employee acknowledges that, in connection with his or her prior or future purchase of Shares of the Company, unless such Shareholders’ Agreement is no longer in effect, he or she will execute and deliver the Shareholders’ Agreement or a joinder or counterpart signature page thereto. The Employee further agrees that all Shares acquired by such Employee upon exercise of the Option will be subject to the terms and conditions of the Shareholders’ Agreement, if then in effect, as modified hereby.

12. Lock-Up Agreements. The Employee agrees that notwithstanding anything to the contrary contained in this Agreement, in the event of an Initial Public Offering or any other public offering of securities of the Company, except to the extent that: (a) the Employee sells his or her Shares obtained upon the exercise of the Option to the underwriters of the Company’s securities in connection with such offering or (b) the underwriters do not require the following restrictions of all of the Company’s directors and officers, such Employee shall not (i) offer, hedge, pledge, sell or contract to sell any such Shares, (ii) sell any option or contract to purchase any Shares, (iii) purchase any option or contract to sell any Shares, (iv) grant any option, right or warrant for the sale of any Shares, or (v) lend or otherwise dispose of or transfer any Shares during the longer of (A) any black-out period requested by underwriters conducting any such public offering of securities on behalf of the Company and (B) during the seven days prior to and during the 180 day period beginning on the effective date of such initial public offering or other public offering of securities; provided, however, that such Employee shall, in any event, be entitled to sell his or her Shares commencing on the expiration of the black-out period described in the aforementioned clause (A) or (B).

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{Signatures on Following Page}

OPTION AGREEMENT

Counterpart Signature Page

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed, by its officer thereunto duly authorized, and the Employee has executed this Agreement, all as of the day and year first above written.

WH HOLDINGS		EMPLOYEE
(CAYMAN ISLANDS) LTD.

By:	/s/ STEPHAN KALUZNY	/s/ CAROL HANNAH
	Title: Director	CAROL HANNAH

Stephan Kaluzny		Address:
(print name)

c/o Herbalife International, Inc.
1800 Century Park East
Los Angeles, CA 90067
Facsimile Number: (310) 557-3906

EXHIBIT A

TO:  WH HOLDINGS (CAYMAN ISLANDS) LTD.

The undersigned hereby irrevocably exercises the right to purchase                        of the Common Shares, par value $0.001 per share (“Common Shares”) of WH Holdings (Cayman Islands) Ltd., a Cayman Islands company (the “Company”), evidenced by the attached Option, and herewith makes payment of the relevant exercise price with respect to such shares in full, all in accordance with the conditions and provisions of said Option.

1. The undersigned hereby represents and warrants to and agrees with the Company as follows:

(a) The undersigned understands and acknowledges that an investment in the Common Shares issuable upon exercise of this Option involves a high degree of risk and that there are limitations on the liquidity of the Common Shares issuable upon exercise of this Option. The undersigned is able to bear the economic risk of an investment in the Common Shares issuable upon exercise of this Option. The undersigned has adequate means of providing for the undersigned’s current needs and contingencies; is able to afford to hold the Common Shares issuable upon exercise of this Option for an indefinite period; and has such knowledge and experience in financial and business matters such that the undersigned is capable of evaluating the merits and risks of the investment in the Common Shares issuable upon exercise of this Option;

(b) The undersigned is acquiring the Common Shares issuable upon exercise of this Option for its own account for investment and not as a nominee and not with a present view to the distribution thereof in violation of the Securities Act of 1933, as amended (the “1933 Act”). The undersigned understands that the undersigned must bear the economic risk of this investment indefinitely unless such shares are registered pursuant to the 1933 Act and any applicable state securities laws, or an exemption from such registration is available. The undersigned has no plan or intention to sell the Common Shares issuable upon exercise of this Option at any predetermined time, and has made no predetermined arrangements to sell such shares;

(c) The undersigned will not make any sale, transfer or other disposition of the Common Shares issuable upon exercise of this Option in violation of (1) the 1933 Act, the Securities Exchange Act of 1934, as amended, any other applicable Federal or state securities laws or the rules and regulations of the Securities and Exchange Commission or of any state securities commissions or similar state authorities promulgated under any of the foregoing, or (2) any applicable securities laws of jurisdictions outside the United States and the rules and regulations thereunder.

2. The undersigned agrees not to offer, sell, transfer or otherwise dispose of any of the Common Shares obtained on exercise of the Option, except in accordance with the provisions of the Option, and consents that the following legend may be affixed to the stock certificates for the Common Shares hereby subscribed for, if such legend is applicable:

“THE SALE, TRANSFER OR ENCUMBRANCE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF A SHAREHOLDERS’ AGREEMENT, DATED AS OF JULY 31, 2002 AMONG WH HOLDINGS (CAYMAN ISLANDS) LTD. AND CERTAIN HOLDERS OF ITS OUTSTANDING SHARE CAPITAL, AS SUCHAGREEMENT MAY BE AMENDED. COPIES OF SUCH AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF WH HOLDINGS (CAYMAN ISLANDS) LTD.

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY PROVINCIAL OR STATE SECURITIES LAW, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED,HYPOTHECATED OR OTHERWISE DISPOSED OF UNTIL A REGISTRATION STATEMENT UNDER THE 1933 ACT AND APPLICABLE PROVINCIAL OR STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR AN EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT OR APPLICABLE PROVINCIAL OR STATE SECURITIES LAWS IS AVAILABLE IN CONNECTION WITH SUCH OFFER, SALE OR

TRANSFER.”

3. The undersigned requests that stock certificates for such shares be issued, and a new option agreement representing any unexercised portion hereof be issued in the name of the registered holder and delivered to the undersigned at the address set forth below:

Dated:

Signature of Registered Holder

Name of Registered Holder (Print)